                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)      October 21, 1999

                            INTEGRATED SYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   California
       ---------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               0-18268                                    94-2658153
       ---------------------------                  ----------------------
       (Commission file number)                       (I.R.S. Employer
                                                     Identification No.)

    201 Moffett Park Drive, Sunnyvale, California                94089
    ---------------------------------------------                -----
       (Address of principal executive offices)                (Zip code)

                                 (408) 542-1500
                 ----------------------------------------------
               Registrant's telephone number, including area code)

ITEM 1:  CHANGES IN CONTROL OF REGISTRANT.

        (b) On October 21, 1999, Integrated Systems, Inc. ("ISI"), Wind River Systems, Inc. ("Wind River") and University Acquisition Corp., a wholly-owned subsidiary of Wind River ("Merger Sub"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into ISI (the "Merger"), with ISI surviving the Merger and becoming a wholly-owned subsidiary of Wind River. At the effective time of the Merger, each outstanding share of ISI's common stock will be exchanged for 0.92 shares of Wind River common stock. In addition, Wind River will assume outstanding options to purchase ISI common stock on the terms provided in the Merger Agreement. The transaction is intended to qualify as a tax-free reorganization and will be accounted for as a pooling of interests. The Merger is subject to various conditions, including the approval of the Merger by ISI's shareholders and approval of the issuance of Wind River common stock in the Merger by Wind River's stockholders.

        In connection with the execution of the Merger Agreement, ISI and Wind River entered into an Option Agreement, pursuant to which ISI granted to Wind River an option to purchase up to 10.0% of the outstanding shares of ISI common stock, which option is exercisable upon the occurrence of the events specified in the Option Agreement. The directors of ISI and eight of the executive officers of ISI have agreed to vote their ISI shares in favor of the Merger at the ISI shareholder meeting called for that purpose.

        A copy of the Merger Agreement and a copy of the Option Agreement are incorporated by reference in this report. A copy of the form of Voting Agreement is incorporated by reference in this report. The description of these agreements is qualified in its entirety by reference to the full text of these exhibits.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

        2.1 Agreement and Plan of Merger and Reorganization, dated as of October 21, 1999 by and among Wind River Systems, Inc., University Acquisition Corp. and Integrated Systems, Inc. (Incorporated by reference to Exhibit 99.1 to the Schedule 13D filed by Wind River Systems, Inc. on November 1, 1999.)

        2.2 Option Agreement, dated as of October 21, 1999, between Integrated Systems, Inc. and Wind River Systems, Inc. (Incorporated by reference to Exhibit 99.3 to the Schedule 13D filed by Wind River Systems, Inc. on November 1, 1999.)

        4.1 Form of Voting Agreement, dated as of October 21, 1999 (Incorporated by reference to Exhibit 99.2 to the Schedule 13D filed by Wind River Systems, Inc. on November 1, 1999.)


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 1999

                                      INTEGRATED SYSTEMS, INC.

                                      By:  /s/  William C. Smith
                                           ------------------------------------
                                               William C. Smith
                                               Vice President, Finance and
                                               Chief Financial Officer